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                                                                      Exhibit 24

                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints William F. Martin, and each of them acting individually, as his attorney-in-fact, each with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and is hereby ratifying and confirming our signatures as they may be signed by our said attorney to any and all amendments to said Registration Statement.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                                  SIGNATURES


/s/ A. Maurice Myers
-------------------------    President, Chief Executive Officer          , 1998
A. Maurice Myers             and Chairman of the Board

/s/ H. A. Trucksess, III
-------------------------    Senior Vice President, Finance/             , 1998
H. A. Trucksess, III         Chief Financial Officer and Treasurer

/s/ Klaus E. Agthe
-------------------------    Director                                    , 1998
Klaus E. Agthe

/s/ Howard M. Dean
-------------------------    Director                                    , 1998
Howard M. Dean

/s/ David H. Hughes
-------------------------    Director                                    , 1998
David H. Hughes

/s/ Ronald T. LeMay
-------------------------    Director                                    , 1998
Ronald T. LeMay

/s/ John C. McKelvey
-------------------------    Director                                    , 1998
John C. McKelvey

/s/ Carl W. Vogt
-------------------------    Director                                    , 1998
Carl W. Vogt

/s/ William L. Trubeck
-------------------------    Director                                    , 1998
William L. Trubeck

/s/ Cassandra C. Carr
-------------------------    Director                                    , 1998
Cassandra C. Carr